UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2021

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-295-3995

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

At the annual meeting of shareholders of Cimarex Energy Co. (the “Registrant”) held on May 12, 2021, the shareholders of the Registrant approved an amendment to the Registrant’s amended and restated certificate of incorporation to provide for the annual election of directors. The certificate of incorporation previously provided for a classified board of directors. The amended and restated certificate of incorporation, which became effective on May 12, 2021, is filed as Exhibit 3.1 to this Form 8-K.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information set forth in Item 3.03 above is incorporated by reference herein.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of shareholders of the Registrant was held on May 12, 2021. Five proposals were voted upon at the annual meeting. Following are the results of the balloting:

Item 1.	Elect two Class I directors for terms expiring in 2024.

Class I Director	For	Against	Abstentions	Broker Non-Votes
Kathleen A. Hogenson	88,539,119	1,300,199	91,882	3,894,496
Lisa A. Stewart	79,004,351	10,849,717	77,131	3,894,497

Item 2.	Advisory vote on executive compensation.

For	Against	Abstentions	Broker Non-Votes
83,558,341	6,084,709	288,145	3,894,501

Item 3.	Approval of the Amended and Restated 2019 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
82,303,722	7,358,052	269,421	3,894,501

Item 4.	Approval of the Amendment and Restatement of the Restated Certificate of Incorporation to provide for the annual election of all directors.

For	Against	Abstentions	Broker Non-Votes
89,470,957	407,021	53,219	3,894,499

Item 5.	Ratify the appointment of KPMG LLP as independent auditors for 2021.

For	Against	Abstentions
92,643,563	1,055,725	126,408

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit Name

3.1	Amended and Restated Certificate of Incorporation of Cimarex Energy Co. dated May 12, 2021

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 14, 2021	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel

4